                       Consent of Independent Auditors

We  consent  to the  reference  to our  firm  under  the  captions  "Financial
Highlights",  "Board of Trustees" and "Independent Auditors and Legal Counsel"
and to the use of our report dated May 17, 2004  included in the  Statement of
Additional  Information of this Registration Statement (Form N-2 No. 333-89784 and 811-21110) of OFI Tremont Core Diversified Hedge Fund.

/s/ERNST & YOUNG LLP
------------------------------------------
 ERNST & YOUNG LLP

New York, New York
June 8, 2004